LKCM FUNDS

LKCM Balanced Fund
LKCM Equity Fund
LKCM Fixed Income Fund
LKCM International Fund
LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated October 5, 2011
to the Prospectuses and Statement of Additional Information dated May 1, 2011

IMPORTANT INFORMATION REGARDING CHANGE TO MINIMUM
INVESTMENT AMOUNT AND LIQUIDATION OF LKCM INTERNATIONAL FUND

Prospectus - Change to Minimum Investment Amount

Effective October 1, 2011, the minimum initial amount to invest in each Fund decreased from $10,000 to $2,000.  In accordance with this change, the prospectus for the Institutional Class shares of the Funds is modified as follows:

•
The discussion of each Fund’s minimum initial amount of investment under “Purchase and Sale of Fund Shares” on pages 3, 5, 8, 11, 14 and 17 will be changed to read: “The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.”

•
The first sentence under “By Mail” on page 26 will be changed to read: “You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds.”

•	The first sentence under “By Wire” on page 26 will be changed to read: “You may purchase shares of a Fund by wiring federal funds ($2,000 minimum).”

•
The first sentence under “Automatic Investment Program” on page 27 will be changed to read:  “The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor.”

In addition, the prospectus for the Adviser Class shares of the LKCM Equity Fund, LKCM Small Cap Equity Fund and LKCM Small-Mid Cap Equity Fund is modified as follows:

•
The discussion of each Fund’s minimum initial amount of investment under “Purchase and Sale of Fund Shares” on pages 3, 5 and 8 will be changed to read: “The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.”

•
The first sentence under “By Mail” on page 12 will be changed to read: “You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds.”

•	The first sentence under “By Wire” on page 13 will be changed to read: “You may purchase shares of a Fund by wiring federal funds ($2,000 minimum).”

•
The first sentence under “Automatic Investment Program” on page 14 will be changed to read:  “The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor.”

Statement of Additional Information - Change to Minimum Investment Amount

Effective October 1, 2011, the minimum initial amount to invest in each Fund decreased from $10,000 to $2,000.  In accordance with this change, the statement of additional information of the Funds is modified as follows:

•
The first sentence under “Automatic Investment Program” on page 40 will be changed to read:  “The Automatic Investment Program permits investors that own shares of a Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor.”

Liquidation of LKCM International Fund

On September 30, 2011, the Board of Trustees (the “Board”) of the Funds approved a plan to liquidate and terminate the LKCM International Fund (the “International Fund”) upon recommendation by Luther King Capital Management Corporation (“LKCM”), the investment adviser of the International Fund.  Due to the International Fund’s low level of assets, LKCM does not believe that it can continue to conduct the International Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the International Fund and its shareholders to liquidate and terminate the International Fund.

In anticipation of the liquidation, the International Fund will stop accepting purchases and exchanges into the International Fund on October 14, 2011.  After such date, the International Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objective.  On or about December 2, 2011 (the “Liquidation Date”), the International Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the International Fund will terminate.

The International Fund intends to pay required distributions, if any, of its investment company taxable income prior to the Liquidation Date.  Additional information regarding the amount and timing of any such distributions can be found on the International Fund’s website at www.lkcmfunds.com.

Please note that you may exchange your shares of the International Fund at net asset value at any time prior to the Liquidation Date for shares of another LKCM Fund.  You also may redeem your shares of the International Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events.

If you own International Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the International Fund’s liquidation and determine its tax consequences.

For more information, please contact a customer service representative at 1-800-688-LKCM.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUSES FOR FUTURE REFERENCE